Exhibit 10.16

《独家业务合作协议》之补充协议

SUPPLEMENTARY AGREEMENT

IN CONNECTION WITH

EXCLUSIVE BUSINESS COOPERATION AGREEMENT

本《独家业务合作协议》之补充协议（下称“本协议”）由以下双方于2021年12月3日在中华人民共和国（下称“中国”）上海市签署。

This SUPPLEMENTARY AGREEMENT IN CONNECTION WITH Exclusive Business Cooperation Agreement (this “Supplementary Agreement”) is made and entered into by and between the following parties on December 3, 2021 in Shanghai, the People’s Republic of China (“China” or the “PRC”).

甲方：	上海一修哥企业发展（集团）有限公司

地址：	中国（上海）自由贸易试验区临港新片区环湖西二路888号C楼

Party A:	Shanghai Eshallgo Enterprise Development (Group) Co., Ltd.

Address:	Building C, No. 888, Huanhu West 2nd Road, Lingang New Area, China (Shanghai) Pilot Free Trade Zone

乙方：	君长数码科技（上海）有限公司

地址：	上海市金山工业区夏宁路818弄70号2556室

Party B:	Junzhang Digital Technology (Shanghai) Co., Ltd

Address:	Room 2556, No.70, Lane 818, Xianing Road, Jinshan Industrial Zone, Shanghai

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于，双方共同签署了《独家业务合作协议》，各方本着互利互惠的原则，经友好协商，就《独家业务合作协议》中未尽事项以及部分协议内容进行变更，特订立以下补充协议：

Whereas, the Parties entered into the EXCLUSIVE BUSINESS COOPERATION AGREEMENT. Now, therefore, through mutual discussion, the Parties hereto agree to amend the EXCLUSIVE BUSINESS COOPERATION AGREEMENT, on the terms and conditions set out in this Supplementary Agreement as follows:

本补充协议中的所有词语定义，除非另有说明，否则其定义与《独家业务合作协议》中的定义相同 。

Unless otherwise defined in this Supplementary Agreement or the context otherwise requires, all capitalized terms used in this Supplementary Agreement shall have the same meanings ascribed to them in the EXCLUSIVE BUSINESS COOPERATION AGREEMENT.

1.	基于《独家业务合作协议》2条的约定，双方同意服务费按照如下约定予以支付：

According to the Article 2 of EXCLUSIVE BUSINESS COOPERATION AGREEMENT, the Parties hereto agree that the service fee shall be paid as follows:

乙方应在符合中国法律法规规定的前提下，将按照美国财务报告准则审核的扣除相关成本、合理费用后的所得税前利润作为服务费支付给甲方。

Subject to the provisions of the laws and regulations of PRC, Party B shall pay Party A the service fee with the pretax income after deducting relevant costs and reasonable expenses in accordance with United States Financial Reporting Standards.

为避免疑议，上述税前利润仅包括自《独家业务合作协议》签署之日起扣除归属于少数股东的净利润后的部分。

For the avoidance of doubt, the above pretax income includes only the net income after the deduction-of net income attributable to non-controlling interest since the date of the EXCLUSIVE BUSINESS COOPERATION AGREEMENT.

2.	本协议生效后，即成为《独家业务合作协议》不可分割的组成部分，与《独家业务合作协议》具有同等的法律效力。除本协议中明确所作修改的条款之外，《独家业务合作协议》的其余部分应完全继续有效。

On and from the effective date of this Supplementary Agreement, this Supplementary Agreement and EXCLUSIVE BUSINESS COOPERATION AGREEMENT shall be read and construed as one document. Except to the extent expressly amended and supplemented by this Supplementary Agreement, all terms and conditions of the EXCLUSIVE BUSINESS COOPERATION AGREEMENT shall remain unchanged and in full force and effect.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本《独家业务合作协议》之补充协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this SUPPLEMENTARY AGREEMENT IN CONNECTION WITH EXCLUSIVE BUSINESS COOPERATION AGREEMENT as of the date first above written.

甲方：	上海一修哥企业发展（集团）有限公司

Party A:	Shanghai Eshallgo Enterprise Development (Group) Co., Ltd

签字：

By:	/s/ Zhidan Mao

姓名：	毛志丹

Name:	Zhidan Mao

职位：	法定代表人

Title:	Legal Representative

乙方：	君长数码科技(上海)有限公司

Party B:	Junzhang Digital Technology (Shanghai) Co., Ltd

签字：

By:	/s/ Zhidan Mao

姓名：	毛志丹

Name:	Zhidan Mao

职位：	法定代表人

Title:	Legal Representative